Exhibit 32.1

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Annual Report on Form 10-K for the period ended August 28, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2016	/s/ Benjamin T. Rashleger
Chief Executive Officer

Date: November 4, 2016	/s/ Paul D. Sheely
Chief Financial Officer